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                                                                 EXHIBIT 10.18

                        THIRD AMENDMENT TO THE AGREEMENT
                                    BETWEEN
             NEW YORK UNIVERSITY AND CALYPTE BIOMEDICAL CORPORATION

        This Third Amendment to Agreement (hereafter "Amendment") is effective on January 31, 1996 by and between CALYPTE Biomedical Corporation, a corporation organized and existing under the laws of California, having a place of business at 1440 Fourth Street, Berkeley, California 94710 (hereafter "CORPORATION"); and NEW YORK UNIVERSITY, a corporation organized and existing under the laws of the State of New York, having a place of business at 70 Washington Square South, New York, New York 10012 (hereafter "NYU").


                              W I T N E S S E T H:

        WHEREAS, CORPORATION and NYU entered into a certain agreement made and effective as of August 12, 1993 (the "License Agreement"), pursuant to which, inter alia, NYU granted to CORPORATION certain rights to certain inventions relating to the detection of antibodies to human immunodeficiency virus (HIV) in urine, and the parties agreed to certain other related matters as specified herein; and

        WHEREAS, CORPORATION and NYU wish to modify certain terms and conditions of the License Agreement as specified herein;

        NOW, THEREFORE, in consideration of the premises and the covenants, conditions and promises set forth below, the parties hereto hereby agree as follows:

1. Except as expressly provided for herein, all terms and conditions of the Agreement shall remain in full force and effect.

2. Terms which are defined in the Agreement shall have the same meanings when used in this Amendment, unless a different definition is given herein.
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3.      Section 1.f. of the License Agreement shall be, and hereby is, amended in its entirety so that, as amended, Section 1.f. shall read as follows:

        "Licensed Product(s)" shall mean:

                i) any product for the analysis of a human urine sample of an individual to assay HIV antibodies covered by one or more Valid Claims (as hereinafter defined) of the NYU Patents; and

                ii)  any product for the collection of such sample.

4. Section 6.d. of the License Agreement shall be, and hereby is, amended in its entirety so that, as amended, Section 6.d. shall read as follows:

        d. Beginning January 1, 1994 and continuing thereafter until this Agreement shall terminate or expire, CORPORATION agrees that if the total amounts paid to NYU under subsection 6.a. hereof do
                not amount to                                             in
                the 1994 Calendar Year,
                          in the 1995 Calendar Year,
                                in the 1996 Calendar Year,
                                                            in the 1997 Calendar
                Year,                                                in the 1998
                Calendar Year,
                          in the 1999 Calendar Year, and
                                     in the 2000 Calendar Year and each Calendar
                Year thereafter, CORPORATION will pay to NYU within ninety (90) days after the end of each such Calendar Year, as additional royalty, the difference between the amount of the total royalties paid to NYU by CORPORATION in such Calendar Year, and the amount stated herein with respect to such Calendar Year (hereinafter Minimum Annual Royalty), failing which NYU shall have the right, upon written notice to CORPORATION, to convert the License to a non-exclusive


Confidential portion has been omitted
and filed separately with the Commission


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                license, having the same royalty rates as in Section 6.a.  In the event the License has been converted to a non-exclusive license, CORPORATION shall no longer be obligated to pay the Minimum Annual Royalty of this subsection.

5. Section 9. of the License Agreement, as amended by the First Amendment, shall be, and hereby is, deleted and amended in its entirety, and said Section shall be left blank and marked as follows:

        9.      Intentionally Left Blank

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as follows:



NEW YORK UNIVERSITY                              CALYPTE BIOMEDICAL CORPORATION



BY:    /s/ ISAAC T. KOHLBERG                     BY:     /s/ JACK P. DAVIS
    ---------------------------                      --------------------------
           Isaac T. Kohlberg                                 Jack P. Davis

Title:  Vice President for                       Title:  President and CEO
        Industrial Liaison

Date:     2/5/96                                 Date:    January 31, 1996
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